                                                                   EXHIBIT 10.30

                        SHARES PLEDGE CONTRACT # 96073/Z

Moscow
                                                                   July 22, 2005

     OPEN JOINT-STOCK COMPANY "ALPHA-BANK", hereinafter referred to as the
"Pledgee", in the person of Acting Chairman of the Board Mr. Karimov I.A., acting the basis of Order # 676/0 dated 14.07.2005, on the one hand, and CTC
MEDIA, INC., hereinafter referred to as the "Pledgor", in the person of the
Chief Financial Officer Mr. Nilesh Lakhani, acting on the basis of the power of attorney # N/A dated March 23, 2005, on the other hand, hereinafter jointly referred to as the "Parties", have concluded the present Contract as follows:

                           1. SUBJECT OF THE CONTRACT

     1.1. In accordance with the Contract on # 96073 on opening the credit line in the foreign currency dated July 22, 2005 concluded between CLOSED JOINT-STOCK
COMPANY "NETWORK OF TELEVISION STATIONS", hereinafter referred to as the
"Obligator", and the Pledgee (hereinafter referred to as the "Credit contract"), the Pledgee has opened a credit line within which the Obligator is entitled to obtain credits pursuant to the Additional agreements concluded between the
Pledgee and the Obligator for the general amount (further - the "Withdrawal limit") of not more 55,000,000.00 (fifty five million 00/100) US Dollars.

     Date of granting of the Credit: July 22, 2005.

     Date of repayment of the Credit: July 22, 2007.

     1.1.1. The Obligator shall pay to the Pledgee for using Credits the interest (further the "Interest") under the rate established in corresponding
Additional agreements for the period from the date of granting each Credit up to the date of repayment of debts under each Credit in full, but not later than the date of repayment of each Credit, specified in paragraph 1 of the corresponding
Additional agreement.

     1.1.2 Interest Charge shall be carried out starting from the date following the date of granting each Credit.

     1.1.3. The Interest shall be paid by the Obligator on a monthly basis, on the 25th of each month for actual amount of days of using the Credits, hereunder a year shall be recognized to be equal to 365 or 366 days in conformity with the real number of calendar days in a year. Last payment of Interest shall be made on the date of closing the Credit line.

     Interest payment date shall be understood as the date of transfer of the
Interest sum to the account of the Pledgee.

     1.1.4. The Obligator shall be entitled to pre-term repayment of the Credits granted within the limits of the Credit Contract, if otherwise is not stipulated in the corresponding Additional agreements to the Credit contract.

     1.1.5. In case of untimely repayment of the principal debt and/or payment of the Interest, the Obligator shall pay to the Pledgee the penalty at the rate of 0.1% (one tenth) of the sum of untimely repaid principal debt duty and/or the Interest per every day of the delay in repayment of the debts.

     1.1.6. The Pledgee shall be entitled to terminate the Credit contract unilaterally in pre-term and/or collect the debt under the Credits in the following cases:

     a. Delay in payment of the calculated interest (in full or in part) more than for 2 (two) months;

     b. Infringement by the Obligator of the Credits repayment date (dates)
stipulated by the Additional Contracts to the present Contract;

     c. Initiation (or renewal) of court proceedings against the Obligator where the price of the claim makes not less than 10 (ten) percent of the balance cost of the assets property;

     d. Imposing of arrest on property of the Obligator of the cost of not less than 10 (ten) percent of the balance cost of the assets/property;

     e. Revelation of inaccuracy or incompleteness of the information presented by the Obligator to the Creditor pursuant to paragraph 2.4. of the Credit contract;

Shares Pledge Contract #96073/z                                                2

     f. Initiation of the trial on insolvency (bankruptcy) of the Obligator;

     g. Reorganization of the Obligator without the preliminary notice of the
Pledgee in writing;

     h. Termination or change without the notice of the Pledgee in writing of the type of commercial activity of the Obligator carried out by them for the date of signing of the Credit contract;

     i. Non-performance by the Obligator of the condition of the Credit contract on target use of the Credit line;

     j. Infringement by the Obligator of the conditions of the Credit contract;

     k. Availability or occurrence of any circumstances that under the Pledgee's motivated opinion can complicate or make impossible the duly execution by the
Obligator of the obligations under the Credit contract;

     l. Transfer by the Obligator of the property without the Pledgee's written approval in mortgage, lease, fiduciary management as well as any other encumbrance of the Obligator's property, should the cost of such property make not less than 20 (twenty) percent of the balance cost of assets/property of the
Obligator;

     m. Recognizing the transaction (transactions) establishing security of the
Obligator's performance of the obligations under the Credit Contract void (for any reason);

     n. Occurrence of the circumstances listed in subparagraphs "c", "d", "f",
"g" of the present paragraph concerning the Pledgor under the Contract on guarantee # 96073/i dated July 22, 2005, establishing security for the Credit contract provided that another Guarantor satisfying the Pledgee is not presented by the Obligator.

     1.1.7. The Pledgor shall be aware of all other conditions of the Credit contract.

     1.2. In case of infringement by the Obligator of the obligation secured by the pledge, the Pledgee shall be entitled to receive consideration at the cost of the securities, being a subject of the pledge under the procedure established by the legislation of the Russian Federation and the present Contract.

     1.3. Subject of the pledge shall be the following securities belonging to the Pledgor on the right of ownership: Ordinary registered stock of Closed joint-stock company "Network of television stations" with the par value of 10
(Ten) roubles each:

     - State registration number of issue 1-0200827-I in the amount of 983,520
(Nine hundred eighty three thousand five hundred twenty) pieces.

     according to the extract from the register of shareholders of the Closed joint-stock company "Network of television stations" (is attached).

     1.3.1. The subject of the pledge shall remain with the Pledgor, be in their possession and use and be subject to accounting on the personal account 0001of the Pledgor in the Register of Closed joint-stock company "Network of television stations" (the register holder is Closed joint-stock company "Network of television stations").

     The Pledgor shall undertake to carry out all actions connected to registration of the securities pledge in accordance with the current legislation and to present the Pledgee the extract from the Register of shareholders of
Closed joint-stock company "Network of television stations" on the registration of the pledge subject.

     1.3.2. The Parties have agreed to estimate securities transferred into the pledge at the rate of 120,000,000.00 (one hundred twenty million) US dollars.

     1.3.3. The Pledgor shall be entitled to use the pledge subject, carry out the rights of shareholders, including, but not limited to, carrying out the right to participate in a general meeting of shareholders of Closed joint-stock company "Network of Television stations".

     1.4. The Pledgor shall guarantee that the securities transferred into pledge are free from any rights and claims of any third parties, in particular, are not an object of the common ownership right, not mortgaged or assigned in any way to any third party, as well as shall not be legally or actually encumbered at the moment of entry of the present Contract into legal force.

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PLEDGEE                                                                 PLEDGOR
[SIGNED]                                                               [SIGNED]

Shares Pledge Contract #96073/z                                                3

     1.4.1. In case of revelation of any rights and claims on the pledged property, as well as occurrence of any disputes or conflicts thereon, the
Pledgor shall undertake to settle them at their own expense bearing all necessary costs caused by these disputes.

     1.5. Prior to the termination of the relationship arisen from the present contract, the Pledgor shall not be entitled to dispose of the property specified in paragraph 1.3. of the present Contract including granting it into the subsequent mortgage.

                   II. PLEDGED SECURITIES COLLECTING PROCEDURE

     2.1. The Basis for collecting the pledged securities shall be simultaneous presence of the following circumstances:

     o Non-performance by the Obligator of the obligation secured by the pledge
       (delay for more than 5 (Five) business days in return by the Obligator of the money sum received under the Credit contract and interest for using the credit);

     o Delay in execution by the Pledgor being simultaneously the Guarantor to the Credit contract (Contract on guarantee 96073/i dated July 22, 2005), of obligations of the Guarantor for more than 20 business days. Partial execution by the Obligator of the obligation secured by the pledge shall not give the Pledgor the right to reducing the volume of the pledge in proportion to the executed part of the obligation secured by the pledge.
       The pledge shall be maintained in the initial volume up to the full execution of the obligation secured hereby.

     2.2. The demands subject to satisfying at the cost of the pledged securities shall include all claims of the Pledgee, the size of which shall be determined for the moment of actual execution by the Obligator in full of their obligations under the Credit contract, including the Interest as well as penalty stipulated by the Credit contract.

     2.3. At the approach of the circumstances stipulated in paragraph 2.1. of the present Contract, collecting of the pledged securities (satisfaction of the
Pledgee's requirements) shall be made upon the decision of the Pledgee, without turning by the Parties for a court judgment.

     2.4. Realization of the pledged securities shall be carried out according to the effective legislation of the Russian Federation. The Pledgor shall confide the Pledgee carrying out of all actions on realization of the pledge.

     2.4.1. Within 10 banking days from the moment of receipt of the funds for realization of the pledge to their account, the Pledgee shall undertake to transfer to the Pledgor the difference between the sale price of the pledge and the amount of the obligation secured by the pledge.

         III. DISPUTES SETTLEMENT PROCEDURE AND LIABILITY OF THE PARTIES

     3.1. The Parties shall take all effort to settlement of disputes and disagreements that can arise regarding the questions concerning the subject of the present contract, or in connection with it, through negotiations. If the
Parties do not reach an agreement, all disputes and disagreements shall be resolved in the Arbitration court of Moscow under the procedure established by the legislation of the Russian Federation.

     3.2. The guilty Party shall bear property responsibility for non-performance of the obligations taken under the present contract according to the effective civil-law legislation of the Russian Federation.

                          IV. TERMS. SPECIAL CONDITIONS

     4.1. The present Contract shall enter in force from the moment of transfer to the Pledgee of the extract from the Register of shareholders of Closed joint-stock company "Network of television stations" confirming registration of the pledge hereunder.

     4.2. The pledge shall cease upon the termination of the obligation secured by the pledge as well as under other bases stipulated by the civil-law legislation of the Russian Federation.

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PLEDGEE                                                                 PLEDGOR
[SIGNED]                                                               [SIGNED]

Shares Pledge Contract #96073/z                                                4

     4.3. The Pledgee shall undertake to unblock (terminate the pledge for) the securities (shares) transferred into the pledge within 10 (Ten) business days upon termination of the Contract effectiveness, and in the case if the credit,
Interest and penal sanctions thereon are completely extinguished without collecting the pledged securities. In case of partial collecting of the pledged securities, the present obligation shall concern the securities remaining under the pledge after full performance by the Obligator of all obligations under the
Credit contract.

     4.4. The Pledgee shall not be entitled to transfer the rights under the present Contract without the preliminary consent of the Pledgor.

     4.5. All amendments and supplements to the present Contract shall be valid only if they are accomplished in writing and signed by the authorized representatives of the Parties.

     4.6. Mutual relationship between the Parties not stipulated by the present
Contract shall be governed by the effective legislation of the Russian
Federation.

     4.7. All letters, notices, statements and other messages shall be directed by the Parties to each other in writing in Russian and in English according to the requisites specified in Section VI of the present Contract or in additions hereto.

                               V. FINAL PROVISIONS

     5.1. The present Contract shall be accomplished in 3 original copies identical in their content and having equal legal force.

                   VI. ADDRESSES AND REQUISITES OF THE PARTIES

       PLEDGEE: OJSC "ALPHA-BANK"
       Location: 27, Kalanchevskaya Str., 107078, Moscow
       Payment requisites:        BIC 044525593 cor/acc 30101810200000000593 in
                                  the OPERU
                                  Moscow GTU of the Bank of Russia,
                                  INN 7728168971
                                  Acc. 400927098 in JPMorgan Chase Bank,
                                  New York
       Consolidated account for calculations on credit operations:
                                  47422.840.800000000422
       Phone:                     974-25-15

       PLEDGOR: CTC MEDIA, INC. Location: 2711 Centerville Road, Suite 400,
       Wilmington, Delaware 19808 Address for correspondence: 15a, Pravda str.,
       Moscow, 125124, Russia Copy to: 2711 Centerville Road, Suite 400,
       Wilmington, Delaware 19808 Payment requisites: Federal registration number for taxation purposes EIN 58-1869211, Main Bank: Raiffeisen
       Zentralbank Oesterreich AG, Am Stadtpark, 9, 1030 Vienna, Austria Acc
       070-54002217, SWIFT: RZBA AT WW; BLZ 31000 Correspondent bank: Citibank
       N.A., New York; SWIFT CITIUS33 Acc. 1092-0871

              PLEDGEE                   PLEDGOR
       Acting Chairman of the Board     Chief Financial Officer of
       OJSC "Alpha-bank"                CTC Media, Inc.

       -----------------(I.A.Karimov)   -------------------(Nilesh Lakhani)
       [Stamp]                          [Stamp]

-------------- --------------------- -------
Departments    Head of the           Date
               Department
-------------- --------------------- -------
               Name      Signature

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PLEDGEE                                                                 PLEDGOR
[SIGNED]                                                               [SIGNED]

Shares Pledge Contract #96073/z                                                5

                            ADDITIONAL AGREEMENT #1
            to the Shares pledge contract # 96073/z dd. July 22, 2005

                                                            Moscow July 25, 2005

     OPEN JOINT-STOCK COMPANY "ALPHA-BANK", hereinafter referred to as the
"Pledgee", in the person of Acting Chairman of the Board Mr. Karimov I.A., acting the basis of Power of Attorney # 5154D dated 12.01.2005, on the one hand, and CTC MEDIA. INC., hereinafter referred to as the "Pledgor", in the person of the Chief Financial Officer Mr. Nilesh Lakhani, acting on the basis of the power of attorney # N/A dated March 23, 2005, on the other hand, hereinafter jointly referred to as the "Parties", have concluded the present Additional agreement as follows:

     1. To add to paragraph 1.1. the following paragraphs:

     "In accordance with Additional agreement # 1 dated July 25, 2005 to the
     Credit contract the Pledgee has granted the Obligator the Credit in the amount of 51,000,000.00 (fifty one million 00/100) US Dollars with the date of granting of the Credit: July 25, 2005, and the date of repayment of the
     Credit: July 22, 2007, and paying the interest for using the Credit at the annual rate estimated in 14% (fourteen percent).

     The Obligator shall have the right to cancel in pre-time the Credit granted according to Additional agreement # 1 dated July 25, 2005 to the Credit contract without payment of any additional commission fee, interest, penalties, etc. in favour of the Pledgee.

     The Obligator shall direct to the Pledgee the notice in writing on the pre-schedule repayment 10 (ten) business days prior to date of the prospective pre-schedule repayment."

     2. In all the rest the conditions of the Contract shall remain without changes.

     3. The present Additional agreement shall inure from the date of its signing by the authorized representatives of the Parties and constitute an integral part of the Contract.

                           SIGNATURES OF THE PARTIES

              PLEDGEE                   PLEDGOR
       Acting Chairman of the Board     Chief Financial Officer of
       OJSC "Alpha-bank"                CTC Media, Inc.

       -----------------(I.A.Karimov)   -------------------(Nilesh Lakhani)
       [Stamp]                          [Stamp]

-------------- --------------------- -------
Departments    Head of the           Date
               Department
-------------- --------------------- -------
               Name      Signature

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PLEDGEE                                                                 PLEDGOR
[SIGNED]                                                               [SIGNED]

Shares Pledge Contract #96073/z                                                6

CTC Media, Inc

                             CONTRACT APPROVAL FORM

CONTRACT # 96073/Z DD. JULY 22, 2005                  COMPANY: IJSC "ALFA BANK"

Position           Name                    Signature         Date

PM                 Pavel Korzh             [SIGNED]          July 22, 2005

Legal              Irina Kostromina        [SIGNED]          July 22, 2005

CFO/DRC            Nilesh Lakhani          [SIGNED]          July ___, 2005

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PLEDGEE                                                                 PLEDGOR
[SIGNED]                                                               [SIGNED]